Property, Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
7.	Property, Plant and Equipment

	(in thousands) December 31,
	2014	2013
Land and improvements	$576,511	$555,309
Buildings and improvements	1,018,342	941,379
Machinery and equipment	10,080,640	9,159,151
Proved oil and gas properties	584,466	487,033
Construction in process and equipment deposits	193,594	400,373

	12,453,553	11,543,245
Less accumulated depreciation	(7,165,914)	(6,626,221)

	$5,287,639	$4,917,024

The estimated useful lives primarily range from 5 to 25 years for land improvements, 4 to 40 years for buildings and improvements and 2 to 15 years for machinery and equipment. The useful life for proved oil and gas properties is based on the unit-of-production method and varies by well.

Included within property, plant and equipment, net at December 31, 2014, is $22.8 million of assets, net of accumulated depreciation, under a capital lease agreement (none at December 31, 2013). The gross amount of property, plant and equipment acquired under the capital lease was $25.4 million, which is not included in capital expenditures on the condensed consolidated statement of cash flows. Total obligations associated with this capital lease agreement were $23.2 million at December 31, 2014 (none at December 31, 2013), of which $2.2 million was classified in accrued expenses and other current liabilities and $21.0 million was classified in deferred credits and other liabilities in the consolidated balance sheets.

In the third quarter of 2013, one of three iron ore storage domes collapsed at Nucor Steel Louisiana in St. James Parish. As a result, Nucor recorded a partial write-down of assets at the facility, including $21.0 million of property, plant and equipment and $7.0 million of inventory, offset by a $14.0 million insurance receivable that was based on management’s best estimate of probable insurance recoveries. The associated net charge of $14.0 million was included in marketing, administrative and other expenses in the consolidated statement of earnings in 2013. As of December 31, 2014, Nucor has received initial payments of $10.3 million related to the insurance receivable. The two remaining storage domes have a carrying value of approximately $20 million. Nucor continues to assess these two domes and the assets associated with them. As a result of the ongoing assessment, it is possible that Nucor will make operational decisions that could impact the carrying value of the domes and associated assets and the amount of insurance proceeds claimed by and payable to us.

In the fourth quarter of 2014, an equipment failure occurred at Nucor Steel Louisiana related to the process gas heater. There were no injuries, no environmental impact and no damage to any other part of the direct reduced iron (DRI) facility as a result of this incident. Production operations were suspended after the failure and have not restarted. Nucor is in the process of making the necessary repairs and adjustments to the process gas heater. Nucor Steel Louisiana is estimated to resume operations late in the first quarter of 2015.

Included in property plant and equipment within the steel mills segment at December 31, 2014, and December 31, 2013, is approximately $84.1 million related to the anticipated further development activities at the St. James Parish site, the majority of which are engineering designs. Changes to the anticipated development activities at this site could result in full or partial impairment of these capitalized assets.

Nucor capitalized $2.9 million of interest expense in 2014 ($10.9 million in 2013 and $4.7 million in 2012) related to the borrowing costs associated with various construction projects.